Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands)

(Unaudited)

	13 Weeks Ended				Year Ended
	July 25, 2004	Oct. 24, 2004	Jan. 23, 2005	Apr. 24, 2005	Apr. 24, 2005
Net sales:
RV Group	$485,703	$450,280	$342,591	$381,308	$1,659,882
Housing Group	195,687	213,877	183,734	192,249	785,547
Supply Group	14,060	16,172	12,711	14,077	57,020
Intercompany sales	(36,021)	(34,396)	(29,875)	(27,445)	(127,737)

	659,429	645,933	509,161	560,189	2,374,712

Cost of products sold	538,173	524,953	431,349	485,007	1,979,482

Gross profit	121,256	120,980	77,812	75,182	395,230

Operating expenses	98,767	98,858	104,063	118,499	420,187
Other, net	(26)	(2)	12,822	5,787	18,581

	98,741	98,856	116,885	124,286	438,768

Operating income (loss)	22,515	22,124	(39,073)	(49,104)	(43,538)

Other income (expense):
Investment income	487	428	978	492	2,385
Interest expense	(6,916)	(6,483)	(6,770)	(7,180)	(27,349)
Other, net	(2,724)	—	—	—	(2,724)

	(9,153)	(6,055)	(5,792)	(6,688)	(27,688)

Income (loss) before income taxes	13,362	16,069	(44,865)	(55,792)	(71,226)
Benefit (provision) for income taxes	(910)	(731)	331	(41)	(1,351)

Income (loss) from continuing operations	12,452	15,338	(44,534)	(55,833)	(72,577)

Discontinued operations	(6,900)	(7,203)	(10,155)	(64,624)	(88,882)

Net income (loss)	$5,552	$8,135	$(54,689)	$(120,457)	$(161,459)

	13 Weeks Ended				Year Ended
	July 27, 2003	Oct. 26, 2003	Jan. 25, 2004	Apr. 25, 2004	Apr. 25, 2004
Net sales:
RV Group	$436,533	$450,018	$410,006	$482,676	$1,779,233
Housing Group	169,767	181,042	143,017	163,562	657,388
Supply Group	8,406	9,288	9,756	13,670	41,120
Intercompany sales	(27,063)	(36,444)	(33,414)	(20,214)	(117,135)

	587,643	603,904	529,365	639,694	2,360,606

Cost of products sold	483,310	493,568	437,246	529,023	1,943,147

Gross profit	104,333	110,336	92,119	110,671	417,459

Operating expenses	82,712	86,285	86,713	87,536	343,246
Other, net	(733)	22	(4,008)	63	(4,656)

	81,979	86,307	82,705	87,599	338,590

Operating income	22,354	24,029	9,414	23,072	78,869

Other income (expense):
Investment income	787	602	607	630	2,626
Interest expense	(10,550)	(10,543)	(11,345)	(10,820)	(43,258)
Other, net	—	—	—	(2,430)	(2,430)

	(9,763)	(9,941)	(10,738)	(12,620)	(43,062)

Income (loss) before income taxes	12,591	14,088	(1,324)	10,452	35,807
Provision for income taxes	(1,182)	(1,021)	(384)	(15,862)	(18,449)

Income (loss) from continuing operations	11,409	13,067	(1,708)	(5,410)	17,358

Discontinued operations	(9,493)	(9,309)	(8,463)	(12,354)	(39,619)

Net income (loss)	$1,916	$3,758	$(10,171)	$(17,764)	$(22,261)

	13 Weeks Ended				Year Ended
	July 28, 2002	Oct. 27, 2002	Jan. 26, 2003	Apr. 27, 2003	Apr. 27, 2003
Net sales:
RV Group	$370,950	$395,812	$310,478	$405,355	$1,482,595
Housing Group	191,339	195,615	144,325	135,808	667,087
Supply Group	9,450	10,876	8,583	8,269	37,178
Intercompany sales	(33,271)	(31,480)	(29,724)	(21,428)	(115,903)

	538,468	570,823	433,662	528,004	2,070,957

Cost of products sold	430,783	456,964	365,027	444,085	1,696,859

Gross profit	107,685	113,859	68,635	83,919	374,098

Operating expenses	88,834	90,179	82,330	82,599	343,942
Other, net	314	(2,421)	(3,474)	10,360	4,779

	89,148	87,758	78,856	92,959	348,721

Operating income (loss)	18,537	26,101	(10,221)	(9,040)	25,377

Other income (expense):
Investment income	940	981	727	721	3,369
Interest expense	(10,239)	(10,472)	(10,415)	(9,975)	(41,101)

	(9,299)	(9,491)	(9,688)	(9,254)	(37,732)

Income (loss) before income taxes	9,238	16,610	(19,909)	(18,294)	(12,355)
Benefit (provision) for income taxes	(499)	(2,956)	11,413	(12,460)	(4,502)

Income (loss) from continuing operations	8,739	13,654	(8,496)	(30,754)	(16,857)

Discontinued operations	(10,260)	(9,052)	(9,909)	(24,661)	(53,882)

Net income (loss)	$(1,521)	$4,602	$(18,405)	$(55,415)	$(70,739)

FLEETWOOD ENTERPRISES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Thirteen weeks ended
	Apr. 24, 2005	Apr. 25, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Loss from continuing operations	$(55,833)	$(5,410)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation expense	5,779	4,710
Amortization of financing costs	309	1,400
Asset impairment charges	1,900	—
Gain on investment securities transactions	(33)	(39)
(Gains) losses on sale of property, plant and equipment	(706)	63
Non-cash charge on conversion of trust preferred securities	—	671
Changes in assets and liabilities:
Decrease in receivables	44,071	13,958
(Increase) decrease in inventories	48,134	(7,376)
(Increase) decrease in income tax receivable	(64)	1,475
Decrease in deferred taxes	—	15,000
Decrease in cash value of Company-owned life insurance	2,743	678
Increase in other assets	(8,454)	(420)
Increase (decrease) in accounts payable	(5,781)	17,391
Increase (decrease) in employee compensation and benefits	2,580	(6,488)
Increase (decrease) in product warranty reserve	4,502	(1,896)
Increase in other liabilities	5,522	17,901

Net cash provided by operating activities	44,669	51,618

CASH FLOWS FROM DISCONTINUED OPERATIONS:
Loss from discontinued operations, net	(64,624)	(12,354)
Impairment charges	51,141	—
Purchases of property, plant and equipment, net	(592)	31
Decrease in assets of discontinued operations	(24,496)	(1,271)
Increase in liabilities of discontinued operations	13,827	7,232

Net cash used in discontinued operations	(24,744)	(6,362)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities available-for-sale	(148,857)	(240,420)
Proceeds from sale of investment securities available-for-sale	138,230	199,773
Purchases of property, plant and equipment, net	(2,033)	(10,071)

Net cash used in investing activities	(12,660)	(50,718)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (decrease) in short-term borrowings	(4,241)	5,738
Increase (decrease) in long-term debt	693	(52)
Proceeds from exercise of stock options	1,923	1,243

Net cash provided by (used in) financing activities	(1,625)	6,929

Foreign currency translation adjustment	(196)	(789)

Increase in cash	5,444	678

Cash at beginning of period	1,317	13,412

Cash at end of period	$6,761	$14,090